UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2016 (April 4, 2016)

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 4, 2016, MagnaChip Semiconductor Corporation (the “Company”) filed a report on Form 8-K (the “Original 8-K”) announcing that the Company’s Board of Directors had approved a voluntary resignation program (the “Program”). As required by Form 8-K, the Original 8-K is amended hereby to provide estimated amounts of the related severance and other termination benefits expected to be paid under the Program which were previously unavailable.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

As previously reported, the Company closed a legacy six-inch fabrication facility in Cheongju, Korea (the “6-inch fab”) on February 29, 2016 and commenced the Program, which was available to certain manufacturing employees, including the Company’s 6-inch fab employees, through the extended Program expiration date of April 29, 2016.

As of April 29, 2016, 169 employees elected to resign under the terms of the Program, from which the Company expects to save approximately $8 million in spending per year. The Company will pay approximately $8 million for severance benefits, which are required by law and have already been fully accrued in the Company’s financial statements, in a lump sum during the second quarter of 2016. The Company will also pay other termination benefits under the Program of approximately $4 million in the aggregate, payable in equal monthly installments over the next twelve months. The Company expects to record a $4 million charge related to the other termination benefits payable under the Program during the second quarter of 2016.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this report, including expectations about employee cost savings, are based upon information available to the Company as of the date of this report, which may change, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include the risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: May 5, 2016	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, Executive Vice President, General Counsel and Secretary